Exhibit 10.1

ASSUMPTION AGREEMENT

Dated: As of May 6, 2011

Reference is hereby made to a certain loan arrangement by and among (a) SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 275 Grove Street, Suite 2-200, Newton, Massachusetts 02466 (“Bank”) and (b) PARADIGM HOLDINGS, INC., a Wyoming corporation, with offices at 9715 Key West Avenue, Rockville, Maryland  20850 (“Holdings”), PARADIGM SOLUTIONS CORPORATION, a Maryland corporation, with offices at 9715 Key West Avenue, Rockville, Maryland  20850 (“Solutions”), CALDWELL TECHNOLOGY SOLUTIONS LLC, a Maryland limited liability company, with offices at 17001 Science Drive, Suite 100, Bowie, Maryland 20715 (“Caldwell”) and TRINITY INFORMATION MANAGEMENT SERVICES, a Nevada corporation, with offices at 9715 Key West Avenue, Rockville, Maryland 20850 (“Trinity”) (hereinafter, Holdings, Solutions, Caldwell and Trinity are jointly and severally, individually and collectively, referred to as “Borrower”, and Solutions, Caldwell and Trinity are jointly and severally, individually and collectively, referred to as “Existing Borrower”), evidenced by a certain Loan and Security Agreement (working capital line of credit) dated as of March 13, 2007, among Borrower and Bank, as affected by a certain Joinder Agreement dated as of July 5, 2007, as further affected by a certain Joinder Agreement dated as of September 5, 2007, as amended by a certain First Loan Modification Agreement dated as of August 11, 2008, as further amend by a certain Second Loan Modification Agreement dated as of March 18, 2009, as further amended by a certain Third Loan Modification Agreement dated as of May 4, 2009, as further amended by a certain Fourth Loan Modification Agreement dated as of July 2, 2009, and as further amended by a certain Fifth Loan Modification Agreement dated as of June 11, 2010 (as affected and amended from time to time, the “Loan Agreement”).  All capitalized terms used herein without definitions shall have the meanings given such terms in the Loan Agreement.

1.             Assumption.  The undersigned, PARADIGM HOLDINGS, INC., a Nevada corporation (the “New Borrower”), has merged with Holdings and is the surviving legal entity of such merger (the “Reincorporation”).  New Borrower hereby agrees to substitute itself as a “Borrower” under the Loan Agreement and each of the Loan Documents in lieu of Holdings, and agrees to comply with and be bound by all of the terms, conditions and covenants of the Loan Agreement and Loan Documents, as if it were originally named a “Borrower” therein. Without limiting the generality of the preceding sentence, New Borrower hereby assumes and agrees to pay and perform when due all present and future indebtedness, liabilities and obligations of Holdings and Existing Borrower under the Loan Agreement, including, without limitation, the Obligations.  All references in the Loan Documents to “Borrower” shall be deemed to include New Borrower and Existing Borrower.  Furthermore, all present and future obligations of Existing Borrower shall be deemed to refer to all present and future obligations of New Borrower and Existing Borrower.  New Borrower acknowledges that the Obligations are due and owing to Bank from Existing Borrower, without any defense, offset or counterclaim of any kind or nature whatsoever as of the date hereof.  For the avoidance of doubt, Bank hereby consents to the Reincorporation.

2.             Grant of Security Interest.  To secure the prompt payment and performance of all of the Obligations, New Borrower hereby grants to Bank a continuing lien upon and security interest in all of New Borrower’s now existing or hereafter arising rights and interest in the Collateral, whether now owned or existing or hereafter created, acquired, or arising, and wherever located, including, without limitation, all of New Borrower’s assets (including intellectual property) and all New Borrower’s books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.  New Borrower further covenants and agrees that by its execution hereof it shall provide all such information, complete all such forms, and take all such actions, and enter into all such agreements, in form and substance reasonably satisfactory to Bank that are reasonably deemed necessary by Bank in order to grant a valid, perfected security interest to Bank in the Collateral.  New Borrower hereby authorizes Bank to file financing statements, without notice to New Borrower, with all appropriate jurisdictions in order to perfect or protect Bank’s interest or rights hereunder, including a notice that any disposition of the Collateral, by either New Borrower or any other Person, shall be deemed to violate the rights of Bank under the Code.

3.             Representations and Warranties.  New Borrower hereby represents and warrants to Bank that all representations and warranties in the Loan Documents made on the part of Existing Borrower are true and correct on the date hereof with respect to New Borrower, with the same force and effect as if New Borrower were named as “Borrower” in the Loan Documents in addition to Existing Borrower.

4.             Delivery of Documents.  New Borrower hereby agrees that the following documents shall be delivered to Bank contemporaneously with delivery of this Assumption Agreement, each in form and substance satisfactory to Bank:

A.	a certificate of the Secretary of New Borrower with respect to articles of incorporation, by-laws, incumbency and resolutions authorizing the execution and delivery of this Assumption Agreement;

B.
consent of the applicable shareholders of New Borrower authorizing the execution and delivery of this Assumption Agreement (to the extent required by New Borrower’s organizational and/or shareholder documents);

C.	a long form certificate of the Secretary of State of Nevada (certified within the past thirty (30) days) as to New Borrower’s existence and good standing;

D.	a certificate of the Secretary of State of Maryland certified within the past thirty (30) days as to New Borrower’s existence and good standing;

E.	the results of UCC searches with respect to New Borrower indicating that there are no Liens, other than Permitted Liens;

F.	an Intellectual Property Security Agreement (together with completed exhibits and intellectual property search results) for New Borrower;

G.	a Perfection Certificate for New Borrower;

H.	a Ratification of Subordination Agreement from Hale Capital Partners, LP (“Hale”) and EREF PARA, LLC (“EREF”);

I.	Deposit/Securities Account Control Agreements for New Borrower (as applicable);

J.	a legal opinion of New Borrower’s counsel (as to authority and enforceability), in form and substance acceptable to Bank;

K.	evidence of insurance (on Acord 28 and Acord 25 forms, together with endorsements to the applicable policies) for each of Existing Borrower and New Borrower; and

L.	such other documents as Bank may reasonably request.

5.             Description of Change in Terms.

A.	Modifications to Loan Agreement.

1.	As used in the Loan Agreement, “Borrower” shall mean and include Solutions, Caldwell, Trinity and Holdings.

2.	The Loan Agreement shall be amended by inserting the following new definitions, appearing alphabetically in Section 13.1 thereof:

“           “Caldwell” is Caldwell Technology Solutions LLC, a Maryland limited liability company.”

“           “Holdings” is Paradigm Holdings, Inc., a Nevada corporation.”

“           “Solutions” is Paradigm Solutions Corporation, a Maryland corporation.”

“           “Trinity” is Trinity Information Management Services, a Nevada corporation.”

3.	The Loan Agreement shall be amended by deleting the following definition, appearing in Section 13.1 thereof:

“           “IP Agreement” is that certain Intellectual Property Security Agreement executed and delivered by Borrower to Bank.”

and inserting in lieu thereof the following:

“           “IP Agreement” is, collectively, (a) that certain Intellectual Property Security Agreement executed and delivered by Solutions to Bank dated as of March 13, 2007, as amended, (b) that certain Intellectual Property Security Agreement executed and delivered by Caldwell to Bank dated as of July 5, 2007, as amended, (c) that certain Intellectual Property Security Agreement executed and delivered by Trinity to Bank dated as of September 5, 2007, as amended, and (d) that certain Intellectual Property Security Agreement executed and delivered by Holdings to Bank dated as of May 6, 2011, as amended.”

4.
As used in the Loan Agreement, the definition of “Permitted Lien” shall be deemed to include, in addition to the categories of “Permitted Liens” specified in Section 13.1 of the Loan Agreement, any Liens of Hale and  EREF.

6.             Choice of Law, Venue and Jury Trial Waiver.  California law governs this Assumption Agreement without regard to principles of conflicts of law.  Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in California.  NOTWITHSTANDING THE FOREGOING, BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE BANK’S RIGHTS AGAINST BORROWER OR ITS PROPERTY.

BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS ASSUMPTION AGREEMENT, THE LOAN AGREEMENT OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS ASSUMPTION AGREEMENT.  EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

7.             Countersignatures. This Assumption Agreement shall become effective only when it shall have been executed by Existing Borrower, New Borrower and Bank.

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This Assumption Agreement is executed as of the date first written above.

NEW BORROWER:

PARADIGM HOLDINGS, INC.

By:	/s/Peter B. LaMontagne
Name:	Peter B. LaMontagne
Title:	President and CEO

EXISTING BORROWER:

PARADIGM SOLUTIONS CORPORATION

By:	/s/Peter B. LaMontagne
Name:	Peter B. LaMontagne
Title:	President and CEO

CALDWELL TECHNOLOGY SOLUTIONS LLC

By:	/s/Peter B. LaMontagne
Name:	Peter B. LaMontagne
Title:	Manager

TRINITY INFORMATION MANAGEMENT SERVICES

By:	/s/Peter B. LaMontagne
Name:	Peter B. LaMontagne
Title:	President and CEO

BANK:

SILICON VALLEY BANK

By:	/s/Christine Egitto
Name:	Christine Egitto
Title:	Vice President